Summary Prospectus
February 28, 2023, as amended July 31, 2023
Madison Diversified Income Fund
Share Class/Ticker: Class A - MBLAX ● Class C - MBLCX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information (SAI) and other information about the Fund online at www.madisonfunds.com/ProspectusReports. You can also obtain this information at no cost by calling (800) 877-6089 or by sending an email request to madisonlitrequests@madisonadv.com. The current prospectus and SAI dated February 28, 2023, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Madison Diversified Income Fund seeks a high total return through the combination of income and capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for Class A sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in Madison Funds. More information about these and other discounts is available from your financial professional, in the “Sales Charges and Fees” section on page 65 of the prospectus, in the “More About Purchasing and Selling Shares” section on page 46 of the Funds' statement of additional information ("SAI") and in the sales charge waiver appendix to this prospectus.

Shareholder Fees: (fees paid directly from your investment)	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	1.00%¹
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C
Management Fees	0.20%	0.20%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	1.00%
Other Expenses	0.21%	0.21%
Acquired Fund Fees and Expenses[2]	0.45%	0.45%
Total Annual Fund Operating Expenses	1.11%	1.86%
1 The CDSC is eliminated after 12 months following purchase.
2 Fees and expenses expected to be incurred indirectly by the Fund in the current fiscal year as a result of investing in shares of one or more underlying funds.
Example:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or not redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Redemption		No Redemption
	A	C	A	C
1 Year	$682	$289	$682	$189
3 Years	908	585	908	585
5 Years	1,151	1,006	1,151	1,006
10 Years	1,849	2,180	1,849	2,180
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in shares of other registered investment companies (the “underlying funds”). The Fund will be diversified among several asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management (“Madison”), the Fund’s investment adviser. Under normal circumstances, the Fund’s total net assets will be allocated among various asset classes and underlying funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 60% equity investments and 40% fixed income investments. Underlying funds in which the Fund invests may include funds advised
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by Madison and/or its affiliates, including other Madison Funds and ETFs (the “affiliated underlying funds”). Generally, Madison will not invest more than 80% of the Fund’s net assets, at the time of purchase, in affiliated underlying funds.
Madison may employ multiple analytical approaches to determine the appropriate allocation among the underlying funds, including:
•Macroeconomic analysis. This approach analyzes high frequency economic and market data across the global markets in an effort to identify attractive investment opportunities in countries, regions and/or asset classes.
•Fundamental analysis. This approach reviews fundamental asset class valuation data to determine the absolute and relative attractiveness of existing and potential investment opportunities.
•Correlation analysis. This approach considers the degree to which returns in different asset classes do or do not move together, and the Fund’s aim to achieve a favorable overall risk and return profile.
•Scenario analysis. This approach analyzes historical and expected return data to model how individual asset classes and combinations of asset classes would affect the Fund under different economic and market conditions.
In addition, Madison has a flexible mandate that permits the Fund, at the sole discretion of Madison, to materially reduce equity risk exposures when and if conditions are deemed to warrant such an action.
The Fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the Fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Although the Fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the Fund may invest up to 100% in money market instruments. To the extent the Fund engages in this temporary defensive position, the Fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The specific risks of owning the Fund are set forth below.  You could lose money as a result of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person. The Fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.
Asset Allocation Risk. The Fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.
ETF Risks. The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values). Index-based ETF investments may not replicate exactly the performance of their specific index because of transactions costs and because of the temporary unavailability of certain component securities of the index
Equity Risk. The Fund is subject to equity risk. Equity risk is the risk that securities held by the Fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the circumstances and performance of companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Capital Gain Realization Risks to Taxpaying Shareholders. Because of the focused nature of the Fund’s equity portfolio, the Fund is susceptible to capital gain realization. In other words, when the Fund is successful in achieving its investment objective, portfolio turnover may generate more capital gains per share than funds that hold greater numbers of individual securities. The Fund’s sale of just a few positions will represent a larger percentage of the Fund’s assets compared with, say, a fund that has hundreds of securities positions.
Interest Rate Risk. The Fund is subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond’s maturity, the more sensitive it is to this risk.
Credit Risk. The Fund is subject to credit risk, which is the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due.
Non-Investment Grade Security Risk. Issuers of non-investment grade securities (i.e., “junk” bonds) are typically in weak financial health and, compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. Because the Fund may invest a significant portion of its assets in these securities, the Fund may be subject to greater levels of credit and liquidity risk than a fund that does not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund's ability to sell these securities. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment. Because of the risks involved in investing in non-investment grade securities, an investment in a fund that invests in such securities should be considered speculative.
Real Estate Investment Trusts "REITs" Risk. REITs pool investors’ Funds for investment primarily in real estate properties or real estate-related loans.  REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs.  REITs are more
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susceptible to risks associated with the ownership of real estate and the real estate industry in general.  These risks can include, but are not limited, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry.  In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the price volatility of REITs), may have less trading volume and liquidity, and may be subject to more abrupt or erratic price movements than the overall securities market.  REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended.  REITs are subject to the risk of failing to qualify for favorable tax treatment under the Code.
Foreign Security and Emerging Market Risk. Investments in foreign securities, including investments in ADRs and emerging market securities. involve risks relating to currency fluctuations and to political, social, and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Depository Receipt Risk. Depository receipts, such as American depository receipts (“ADRs”), global depository receipts (“GDRs”), and European depository receipts (“EDRs”), may be issued in sponsored or un-sponsored programs.  In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depository receipts.  In an un-sponsored program, the issuer may not be directly involved in the creation of the program.  Depository receipts involve many of the same risks as direct investments in foreign securities.  These risks include, but are not limited to, fluctuations in currency exchange rates, which are affected by international balances of payments and other financial conditions; government interventions; and speculation.  With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability.  Investments in depository receipts that are traded over the counter may also be subject to liquidity risk.
Market Risk. The share price of the Fund reflects the value of the securities it holds. If a security’s price falls, the share price of the Fund will go down (unless another security’s price rises by an offsetting amount). If the Fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s investment results have varied from year to year. The table shows the Fund’s average annual total returns for various periods compared to a broad measure of market performance, as well as a custom index that reflects a hypothetical investment allocation of 50% bonds and 50% stock. The Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.
Calendar Year Total Returns for Class A Shares
(Returns do not reflect sales charges and would be lower if they did.)

Highest/Lowest quarter end results during this period were:

Highest:	4Q 2022	10.12%
Lowest:	1Q 2020	-13.59%

Average Annual Total Returns
For Periods Ended December 31, 2022

	1 Year	5 Years	10 Years
Class A Shares – Return Before Taxes	-13.22%	4.71%	6.63%
Return After Taxes on Distributions	-14.79%	2.80%	5.25%
Return After Taxes on Distributions and Sale of Fund Shares	-6.71%	3.52%	5.15%
Class C Shares – Return Before Taxes	-9.48%	5.19%	6.47%
S&P 500® Index (reflects no deduction for sales charges, account fees, expenses or taxes)	-18.11%	9.42%	12.56%
ICE BofA U.S. Corporate, Government & Mortgage Index (reflects no deduction for sales charges, account fees, expenses or taxes)	-13.31%	0.00%	1.06%
Custom Blended Index (reflects no deduction for sales charges, account fees, expenses or taxes)	-15.40%	5.02%	6.94%
The Custom Blended Index consists of 50% ICE BofA US Corp. Govt. & Mtg. Index and 50% S&P 500 Index.
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After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and will vary for other share classes. Returns after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to the tax benefit of realizing a capital loss on the sale of Fund shares.
Portfolio Management
The investment adviser to the Fund is Madison Asset Management, LLC. Patrick Ryan, CFA (Head of Multi-Asset Solutions, Portfolio Manager) and Stuart Dybdahl, CFA and CAIA (Vice President, Portfolio Manager/ Analyst) co-manage the Fund. Messrs. Ryan and Dybdahl have served in this capacity since July 2023.
Purchase and Sale of Fund Shares
The minimum investment amount to establish an account in Class A and Class C shares is normally $1,000 for non-retirement accounts and $500 for individual retirement and education savings accounts, and the minimum to add to an account is $50. For an account established with an automatic investment plan the minimum is $50 per month to establish or add to an account.
The Fund will waive the minimum investment requirements for certain employee benefit plans and for certain financial intermediaries that submit orders on behalf of their customers, although the intermediaries may impose their own minimum investment requirements. The Fund may also reduce or waive the minimum investment requirements under certain circumstances and on a case-by-case basis if deemed to be in the best interest of the Fund.
You may generally purchase, exchange or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 219083, Kansas City, MO 64121-9083), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at www.madisonfunds.com. Requests must be received in good order by the Fund or its transfer agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the broker-dealer or financial intermediary to learn how to place an order.
Tax Information
Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the Fund may be taxed as ordinary income or long-term capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.
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